EXHIBIT 32.2
CERTIFICATION PURSUANT TO
U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jennifer Chmieleski, Vice President, Controller of Psychemedics Corporation (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(2)	The Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on March 24, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(3)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 24, 2008	By:	/s/ Jennifer Chmieleski
Jennifer Chmieleski Vice President, Controller

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.